UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4079

John Hancock Equity Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Technology Leaders Fund

Annual Report
10.31.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Notes to financial
statements
page 20

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks capital appreciation by normally investing at least 80% of its assets in companies that the manager believes are, or have the potential to be technology leaders.

Over the last twelve months

► Technology stocks posted impressive gains during the past year, as their attractive valuations and strong earnings growth got investors’ attention.

► The Fund's absolute returns were bolstered by holdings in large-cap growth companies, although its underweighting there hurt its relative returns.

► Earnings were a key driver of tech stock returns; the stocks of companies that surprised on the upside performed well, while those that disappointed came under pressure.

Top 10 issuers
Microsoft Corp.	7.9%	Apple, Inc.	3.9%

Hewlett-Packard Co.	5.7%	Oracle Corp.	3.3%

Cisco Systems, Inc.	4.7%	International Business Machines Corp.	3.1%

Intel Corp.	4.6%	Western Digital Corp.	2.7%

Dell, Inc.	4.0%	Comverse Technology, Inc.	2.7%

As a percentage of net assets on October 31, 2007.

1

Manager’s report

John Hancock

Technology Leaders Fund

Technology stocks posted impressive gains for the 12-month period ended October 31, 2007, driven higher by investors’ growing recognition of their attractive valuations and their relatively strong earnings gains.

After underperforming the broader market during the previous couple of years, tech stocks entered the period with valuations that were attractive not only on a historical basis, but also relative to the stock market as a whole. In addition, tech companies began to report impressive earnings growth, fostering expectations that those earnings gains would continue to rise. Earnings, in turn, were propelled by a number of factors. Healthy global economic conditions resulted in particularly good demand for tech products and services outside of the United States, especially from emerging economies such as India and China. Demand both here and abroad also was fueled by a new generation of technology or products that deliver video to desktops and wireless devices. Another favorable factor included the weakening of the U.S. dollar, which boosted the financial results of tech companies that generate revenue overseas. The decline of the greenback also meant that some U.S. tech firms were able to undercut foreign competition on price.

Performance

For the 12 months ended October 31, 2007, John Hancock Technology Leaders Fund’s Class A, Class B, Class C and Class I shares posted total returns of 17.82%, 17.05%, 17.07% and 18.42%, respectively, at net

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS

Apple	▲	Strong sales of iPod, iPhone and computers = earnings gains

Hewlett-Packard	▲	Revitalized computer sales buoy financial results

Rackable Systems	▼	Intensified competition hurts earnings

2

Portfolio Manager, MFC Global Investment Management (U.S.), LLC Thomas P. Norton, CFA

asset value. During the same one-year period, the Russell 3000 Technology Index returned 27.48%, the average Morningstar, Inc. specialty-technology fund returned 28.99% 1 and the Standard & Poor’s 500 Index returned 14.56% . Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period or did not reinvest all distributions. See pages six and seven for historical performance results.

“Technology stocks posted

impressive gains for the

12-month period ended

October 31, 2007…”

Performance explained

The Fund’s performance was helped most on an absolute basis by large-capitalization, growth-oriented holdings such as Apple, Inc., Hewlett-Packard Co., Cisco Systems, Inc., Microsoft Corp., MEMC Electronic Materials, Inc. and Google, Inc. Apple enjoyed strong profit gains, fueled by excellent growth in its three main businesses — computers, iPods and iPhones. Computer and printer maker Hewlett-Packard posted good net income, revenue and earnings gains, driven particularly by its revitalized personal computer business. Investors also cheered the company’s raising of its revenue and profit outlook for its 2007 fiscal year. Networking giant Cisco continued to benefit from growing technology trends such as online video, Internet telephone service and video-conferencing. Cable and phone companies in particular have increasingly turned to Cisco for new gear to help deliver Internet, television and phone service to consumers and businesses. Microsoft also was bolstered by healthy revenue growth, posting its best quarterly rate in eight years. That trend was aided in large measure by a surge in sales for the Windows operating system. MEMC, the supplier of silicon wafers to the microchip industry, was another great performer. The company posted a significant and better-

Technology Leaders Fund

3

than-expected rise in quarterly profit. Investors also liked the news that MEMC signed a wafer solar supply contract with German solar-system maker Conergy. We took profits and sold our stake. Google also performed well, in response to news that the company increased its profit-growth rate and revenue, thanks in large part to continued strength in its core search-advertising business and its brokering of ads that appear on partner Web sites.

Although we benefited from our holdings in these large-cap growth names on an absolute basis, we typically didn’t own as much as was represented in the Russell index, as was the case with Apple, Cisco and Microsoft, or any, as was the case of highflier EMC. That underweighting to large-cap growth names was the main reason we lagged the benchmark during the year, because they dominated the index’s gains. Beginning in early 2007, we instituted significant enhancements to our investment processes, incorporating both quantitative and fundamental tools to help guide our stock selection. That stock selection process led us to assemble a portfolio that was tilted more in favor of value names.

INDUSTRY DISTRIBUTION[2]

Computer hardware	18%
Systems software	13%
Communications
equipment	11%
Internet software &
services	11%
Semiconductors	9%
Semiconductor
equipment	7%
Technology distributors	3%
Investment banking
& brokerage	3%
Application software	3%
Computer storage &
peripherals	3%
Home entertainment
software	2%
Other	4%

Detractors

Leading the list of our most disappointing performers during the year was Rackable Systems, Inc., which provides servers to companies such as Amazon.com, Yahoo! and Microsoft. The company’s stock lost considerable ground when it did not meet consensus earnings estimates, due in large measure to brutal competition from larger tech companies (like Dell and IBM) and the ensuing pressure for Rackable to cut its price. Based on our view that those competitive pressures would continue to plague the company, we eliminated our position in it. We also lost ground with chip-maker Trident Microsystems, Inc. The company, which supplies chips for digital television and digital set-top boxes, posted weaker-than-expected quarterly results amid growing industry competition and price cutting. Our holdings in RF Micro Devices, Inc. also disappointed. RF Micro Devices, which makes power amplifiers and transceivers for mobile phones, posted quarterly profits well above predictions thanks in part to strong demand in the wireless phone market. However,

Technology Leaders Fund

4

the stock sold off when the company warned that profits would be below analysts’ forecasts for the subsequent quarter due to the fact that its manufacturing operations were having trouble keeping up with strong demand.

“The Fund’s performance was

helped most on an absolute basis

by large-capitalization, growth-

oriented holdings…”

Outlook

We’d be surprised if the returns for tech stocks over the next 12 months rival the outsized gains they generated during the past year, and believe that investors should adjust their expectations accordingly. That said, we’re optimistic that a number of factors are likely to continue to provide a tail wind for the group. Although tech stocks aren’t as cheap as they were a year ago, we don’t believe their valuations are stretched. Furthermore, we believe the group could continue to enjoy earnings growth in excess of the market overall. Although it remains debatable whether the United States will soon enter a recession, we believe the global economy will continue to grow. In our view, that augurs well for strong demand for tech goods and services. The weak U.S. dollar also is likely to help a variety of tech companies, as it will allow them to keep prices competitive both here and abroad.

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2007.

Technology Leaders Fund

5

A look at performance

For the periods ended October 31, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	6-29-99	11.93%	11.45%	—	1.29%	11.93%	71.96%	—	11.25%

B	6-20-05	12.05	—	—	9.66	12.05	—	—	24.38

C	6-20-05	16.07	—	—	10.73	16.07	—	—	27.26

I1	6-20-05	18.42	—	—	12.06	18.42	—	—	30.88

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 2-29-08. The net expenses are as follows: Class A — 1.80%, Class B — 2.50%, Class C — 2.50%, Class I — 1.30% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 4.87%, Class B — 5.57%, Class C — 5.57%, Class I — 4.33% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

Technology Leaders Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Technology Leaders Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in three separate indexes.

			With
	Period	Without	maximum
Class	beginning	sales charge	sales charge	Index 1	Index 2	Index 3

B2,3	6-20-05	$12,738	$12,438	$14,893	$13,309	$15,147

C2,3,4	6-20-05	12,726	12,726	14,893	13,309	15,147

I2,3,5	6-20-05	13,088	13,088	14,893	13,309	15,147

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of October 31, 2007. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 3000 Technology Index — Index 1 — is an unmanaged index of technology sector stocks in the Russell 3000 index, which represents the 3,000 largest U.S. companies based on total market capitalization.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks. NASDAQ 100 Stock Index — Index 3 — is an unmanaged index that includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 Index 1 figure as of the closest month end to inception date.

3 Index 3 figure as of the closest month end to inception date.

4 No contingent deferred sales charge applicable.

5 For certain types of investors as described in the Fund’s Class I share prospectus.

Technology Leaders Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc. 

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,129.30	$9.64

Class B	1,000.00	1,127.10	13.02

Class C	1,000.00	1,125.00	13.40

Class I	1,000.00	1,132.10	7.21

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Technology Leaders Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,016.15	$9.13

Class B	1,000.00	1,012.97	12.32

Class C	1,000.00	1,012.60	12.69

Class I	1,000.00	1,018.44	6.83

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.80%, 2.43%, 2.50% and 1.34% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Technology Leaders Fund

9

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-07

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 86.75%		$3,294,861
(Cost $2,796,734)

Application Software 2.75%		104,349

Amdocs Ltd. (Channel Islands) (C)(I)	1,450	49,880

Intuit, Inc. (I)	1,100	35,387

Iona Technologies Plc (ADR) (Ireland) (F)(I)	4,700	19,082

Communications Equipment 11.54%		438,476

Cisco Systems, Inc. (I)	5,340	176,540

Comverse Technology, Inc. (I)	5,275	101,385

Harris Corp.	1,000	60,560

Nokia Corp. (ADR) (Finland) (F)	1,433	56,919

QUALCOMM, Inc.	1,008	43,072

Computer Hardware 17.98%		682,771

Apple, Inc. (I)	780	148,161

Dell, Inc. (I)	5,000	153,000

Hewlett-Packard Co.	4,150	214,472

International Business Machines Corp.	1,000	116,120

NetScout Systems, Inc. (I)	3,300	51,018

Computer Storage & Peripherals 2.73%		103,680

Western Digital Corp. (I)	4,000	103,680

Home Entertainment Software 1.56%		59,125

Activision, Inc. (I)	2,500	59,125

Human Resource & Employment Services 0.60%		22,968

Monster Worldwide, Inc. (I)	566	22,968

Integrated Telecommunication Services 1.04%		39,549

NTELOS Holdings Corp.	1,310	39,549

Internet Software & Services 10.58%		401,915

eBay, Inc. (I)	2,300	83,030

Google, Inc. (Class A) (I)	110	77,770

Greenfield Online, Inc. (I)	1,750	26,705

NDS Group Plc (ADR) (United Kingdom) (F)(I)	1,300	77,480

RealNetworks, Inc. (I)	5,000	36,300

Shanda Interactive Entertainment Ltd. (ADR) (Cayman Islands) (F)(I)	1,300	51,181

Yahoo!, Inc. (I)	1,590	49,449

See notes to financial statements

Technology Leaders Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Investment Banking & Brokerage 2.82%		$107,292

BancTec, Inc. (B)(I)(K)(S)	8,920	71,360

Insight Enterprises, Inc. (I)	1,300	35,932

IT Consulting & Other Services 0.72%		27,335

Accenture Ltd. (Class A) (Bermuda) (F)	700	27,335

Office Electronics 1.06%		40,112

Xerox Corp. (I)	2,300	40,112

Semiconductor Equipment 7.18%		272,688

02Micro International Ltd. (ADR) (Cayman Islands) (F)(I)	2,300	39,928

Credence Systems Corp. (I)	6,000	18,300

Cymer, Inc. (I)	750	31,875

Mattson Technology, Inc. (I)	8,050	69,874

Varian Semiconductor Equipment Associates, Inc. (I)	1,500	69,030

Verigy Ltd. (Singapore) (F)(I)	1,900	43,681

Semiconductors 8.68%		329,686

Integrated Device Technology, Inc. (I)	2,000	26,860

Intel Corp.	6,550	176,195

Qimonda AG (ADR) (Germany) (F)(I)	3,390	32,747

Skyworks Solutions, Inc. (I)	8,100	74,682

Trident Microsystems, Inc. (I)	2,550	19,202

Systems Software 13.49%		512,325

Aspen Technology, Inc. (I)	2,600	45,344

McAfee, Inc. (I)	1,000	41,350

Microsoft Corp.	8,160	300,370

Oracle Corp. (I)	5,650	125,261

Technology Distributors 3.13%		118,770

Arrow Electronics, Inc. (I)	1,200	47,976

Tech Data Corp. (I)	1,800	70,794

Wireless Telecommunication Services 0.89%		33,820

Airspan Networks, Inc. (I)	14,270	33,820

See notes to financial statements

Technology Leaders Fund

11

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 12.29%			$467,000
(Cost $467,000)

Joint Repurchase Agreement 12.29%			467,000

Joint Repurchase Agreement with Barclays Plc dated 10-31-07 at
4.550% to be repurchased at $467,059 on 11-1-07,
collateralized by $443,714 of U.S. Treasury Inflation Indexed
Bond, 2.375%, due 1-15-27 (valued at $476,340,
including interest)	4.550%	$467	467,000

Total investments (Cost $3,263,734) 99.04%			$3,761,861

Other assets and liabilities, net 0.96%			$36,503

Total net assets 100.00%			$3,798,364

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipt

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $71,360 or 1.88% of the Fund’s net assets as of October 31, 2007.

(C) Parenthetical disclosure of a country in the security description represents country of issuer.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(I) Non-income-producing security.

(K) Direct placement securities are restricted to resale. The Fund may be unable to sell a direct placement security and it may be more difficult to determine a market value for a direct placement security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a direct placement security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is shown below:

			Value as a
			percentage
	Acquisition	Acquisition	of Fund’s	Value as of
Issuer, description	date	cost	net assets	October 31, 2007

BancTec, Inc. — Common stock	6-20-07	$71,360	1.88%	$71,360

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $71,360 or 1.88% of the Fund’s net assets as of October 31, 2007.

See notes to financial statements

Technology Leaders Fund

12

F I N A N C I A L S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $3,263,734)	$3,761,861
Cash	245
Receivable for investments sold	83,733
Receivable for shares sold	48,609
Dividends and interest receivable	438
Receivable from affiliates	2,935
Other assets	122,324

Total assets	4,020,145

Liabilities

Payable for investments purchased	61,225
Payable to affiliates
Management fees	3,237
Distribution and service fees	225
Other	888
Other payables and accrued expenses	156,206

Total liabilities	221,781

Net assets

Capital paid-in	7,455,911
Accumulated net realized loss on investments	(4,155,674)
Net unrealized appreciation of investments	498,127

Net assets	$3,798,364

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($2,956,329 ÷ 258,469 shares)	$11.44
Class B ($591,375 ÷ 52,514 shares)[1]	$11.26
Class C ($249,351 ÷ 22,166 shares)[1]	$11.25
Class I ($1,309 ÷ 113 shares)	$11.57[2]

Maximum offering price per share

Class A3 ($11.44 ÷ 95%)	$12.04

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 Net assets and shares outstanding have been rounded for presentation purposes. The net asset value is as reported on October 31, 2007.

3 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Technology Leaders Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $373)	$11,372
Interest	9,929
Securities lending	1,170

Total investment income	22,471

Expenses

Investment management fees (Note 2)	28,529
Distribution and service fees (Note 2)	11,822
Class A, B and C transfer agent fees (Note 2)	10,065
Class I transfer agent fees (Note 2)	1
Accounting and legal services fees (Note 2)	417
Blue sky fees	50,804
Printing fees	24,253
Professional fees	17,044
Custodian fees	10,689
Trustees’ fees	122
Securities lending fees	22
Miscellaneous	2,234
Total expenses	156,002
Less expense reductions (Note 2)	(101,449)

Net expenses	54,553

Net investment loss	(32,082)

Realized and unrealized gain

Net realized gain on investments	344,947
Change in net unrealized appreciation (depreciation) of investments	174,932
Net realized and unrealized gain	519,879
Increase in net assets from operations	$487,797

See notes to financial statements

Technology Leaders Fund

14

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07

Increase (decrease) in net assets

From operations
Net investment loss	($39,866)	($32,082)
Net realized gain	245,780	344,947
Change in net unrealized appreciation (depreciation)	(128,662)	174,932

Increase in net assets resulting from operations	77,252	487,797

From Fund share transactions (Note 4)	(959,728)	635,739

Total increase (decrease)	(882,476)	1,123,536

Net assets

Beginning of year	3,557,304	2,674,828
End of year	$2,674,828	$3,798,364

See notes to financial statements

Technology Leaders Fund

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03[1]	10-31-04[1]	10-31-05[2]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$6.32	$8.42	$8.47	$9.04	$9.71
Net investment loss[3]	(0.19)	(0.30)	(0.33)	(0.10)	(0.10)
Net realized and unrealized
gain on investments	2.29	0.35	0.90	0.77	1.83
Total from investment operations	2.10	0.05	0.57	0.67	1.73
Net asset value, end of period	$8.42	$8.47	$9.04	$9.71	$11.44
Total return[4] (%)	33.23[5]	0.59	6.73[5]	7.41[5]	17.82

Ratios and supplemental data

Net assets, end of period
(in millions)	$4	$3	$3	$2	$3
Ratio of net expenses to average
net assets (%)	3.19	4.13	4.62	1.80	1.80
Ratio of gross expenses to average
net assets (%)	4.02[6]	4.13	6.71[6]	4.87[6]	5.35[6]
Ratio of net investment loss
to average net assets (%)	(2.63)	(3.56)	(3.74)	(1.04)	(1.01)
Portfolio turnover (%)	109	54	59	104	126

1 Audited by other independently registered public accounting firms.

2 Effective 6-18-05, shareholders of the former Light Revolution Fund became owners of an equal number of full and fractional Class A shares of the John Hancock Technology Leaders Fund. Additionally, the accounting and performance history of the Light Revolution Fund was redesignated as that of Class A of John Hancock Technology Leaders Fund.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

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16

F I N A N C I A L S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-05[1]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$8.84	$9.01	$9.62
Net investment loss[2]	(0.06)	(0.17)	(0.17)
Net realized and unrealized
gain on investments	0.23	0.78	1.81
Total from investment operations	0.17	0.61	1.64
Net asset value, end of period	$9.01	$9.62	$11.26
Total return[3,4] (%)	1.92[5]	6.77	17.05

Ratios and supplemental data

Net assets, end of period
(in millions)	—[6]	—[6]	$1
Ratio of net expenses to average
net assets (%)	2.50[7]	2.50	2.46
Ratio of gross expenses to average
net assets[8] (%)	8.31[7]	5.57	6.01
Ratio of net investment loss
to average net assets (%)	(1.81)[7]	(1.76)	(1.67)
Portfolio turnover (%)	59[5]	104	126

1 Class B shares began operations on 6-20-05.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

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17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-05[1]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$8.84	$9.01	$9.61
Net investment loss[2]	(0.06)	(0.17)	(0.17)
Net realized and unrealized
gain on investments	0.23	0.77	1.81
Total from investment operations	0.17	0.60	1.64
Net asset value, end of period	$9.01	$9.61	$11.25
Total return[3,4] (%)	1.92[5]	6.66	17.07

Ratios and supplemental data

Net assets, end of period
(in millions)	—[6]	—[6]	—[6]
Ratio of net expenses to average
net assets (%)	2.50[7]	2.50	2.50
Ratio of gross expenses to average
net assets[8] (%)	8.31[7]	5.57	6.05
Ratio of net investment loss
to average net assets (%)	(2.02)[7]	(1.73)	(1.70)
Portfolio turnover (%)	59[5]	104	126

1 Class C shares began operations on 6-20-05.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

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18

F I N A N C I A L S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-05[1]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$8.84	$9.05	$9.77
Net investment loss[2]	(0.01)	(0.05)	(0.05)
Net realized and unrealized
gain on investments	0.22	0.77	1.85
Total from investment operations	0.21	0.72	1.80
Net asset value, end of period	$9.05	$9.77	$11.57
Total return[3,4] (%)	2.38[5]	7.96	18.42

Ratios and supplemental data

Net assets, end of period
(in millions)	—[6]	—[6]	—[6]
Ratio of net expenses to average
net assets (%)	1.29[7]	1.30	1.30
Ratio of gross expenses to average
net assets[8]	7.10[7]	4.33	4.75
Ratio of net investment loss
to average net assets (%)	(0.46)[7]	(0.57)	(0.53)
Portfolio turnover (%)	59[5]	104	126

1 Class I shares began operations on 6-20-05.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

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19

Notes to financial statements

Note 1
Accounting policies

John Hancock Technology Leaders Fund (the Fund) is a diversified series of John Hancock Equity Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Fund is the accounting and performance successor to Light Revolution Fund (the Predecessor Fund), a diversified open-end management investment company organized as a Maryland corporation. On June 17, 2005, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A shares of the Fund.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of Class A, Class B, Class C and Class I shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading

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20

on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the (SEC), the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class A, Class B, Class C and Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds

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21

managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2007.

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $22 for security lending services relating to an arrangement which ended on May 7, 2007.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,114,988 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: October 31, 2009 — $399,148, October 31, 2010 — $3,278,640 and October 31, 2011 — $437,200.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund’s net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

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22

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. There were no distributions during the years ended October 31, 2006 and October 31, 2007. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Note 2
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser, at an annual rate of 1.00% of the Fund’s average daily net asset value. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Adviser has agreed to limit the Fund’s total expenses excluding distribution, service fees and transfer agent fees to 1.25% of the Fund’s average daily net asset value, on an annual basis, and net operating expenses of Class A, Class B, Class C and Class I shares to 1.80%, 2.50%, 2.50% and 1.30% of each respective class’s average daily net asset value, at least until February 29, 2008. Accordingly, the expense reductions related to this total expense limitation amounted to $98,514 for the period ended October 31, 2007. The Adviser reserves the right to terminate these limitations in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the year ended October 31, 2007 were as follows:

	Transfer	Distribution and
Share class	agent fees	service fees

Class A	$1,183	$ 7,099
Class B	176	3,394
Class C	66	1,329
Class I	1	—
Total	$1,426	$11,822

Additionally, there are out-of-pocket expenses included in transfer agent fees.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2007, JH Funds received net up-front sales charges of $4,192 with regard to sales of Class A shares. Of this amount, $665 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,344 was paid as sales commissions to unrelated broker-dealers and $183 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors),

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23

a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2007, CDSCs received by JH Funds amounted to $1,324 for Class B shares and $3 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly fee which is based on an annual rate of $15 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15 for each Class I shareholder account. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Effective June 1, 2007, for Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.04% of Class I average daily net asset value. Signature Services had agreed to limit Class A, Class B and Class C transfer agent fee to 0.25% of each respective class’s average daily net asset value until February 29, 2008. There were no transfer agent fee reductions during the year ended October 31, 2007. Accordingly, the expense reductions related to transfer agent fee limitations amounted to $2,935 for the year ended October 31, 2007. Signature Services reserves the right to terminate this reimbursement limitation at any time.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year amounted to $417 with an effective rate of 0.01% of the Fund’s average daily net asset value.

The Adviser and other subsidiaries of JHLICO owned 113 Class I shares of beneficial interest of the Fund on October 31, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

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Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	66,081	$649,223	95,413	$999,259
Repurchased	(212,206)	(1,894,208)	(61,175)	(624,711)
Net increase (decrease)	(146,125)	($1,244,985)	34,238	$374,548

Class B shares

Sold	40,934	$400,503	50,937	$530,285
Repurchased	(20,388)	(191,374)	(38,174)	(379,112)
Net increase	20,546	$209,129	12,763	$151,173

Class C shares

Sold	8,695	$83,095	15,339	$160,269
Repurchased	(741)	(6,967)	(5,110)	(50,251)
Net increase	7,954	$76,128	10,229	$110,018

Class I shares

Sold	—	—	—	—
Repurchased	—	—	—	—
Net increase	—	—	—	—

Net increase (decrease)	(117,625)	($959,728)	57,230	$635,739

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $3,707,126 and $3,383,767, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes was $3,304,420. Gross unrealized appreciation and depreciation of investments aggregated $554,937 and $97,496, respectively, resulting in net unrealized appreciation of $457,441. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $32,082 and a decrease in capital paid-in of $32,082. These reclassifications are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America for net operating loss. The calculation of net investment loss per share in the Fund’s Financial Highlights excludes these adjustments.

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25

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Equity Trust and Shareholders of John Hancock Technology Leaders Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Technology Leaders Fund (the Fund) at October 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2004, were audited by other independent registered public accounting firms whose reports expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

Tax information

Unaudited

The Fund paid no distributions during the year ended October 31, 2007. As a result, the 2007 U.S. Treasury Department Form 1099-DIV is not required to be mailed to shareholders.

27

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Technology
Leaders Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Equity Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment Subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Technology Leaders Fund (the Fund). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance,

28

compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 1-, 3- and 5-year periods was equal to or lower than the performance of the Peer Group and Category medians, and its benchmark indices, the Standard & Poor’s 500 Index and Russell 3000 Technology Index. The Adviser discussed with the Board factors that contributed to the Fund’s under-performance and described changes in investment personnel and processes which have been and are being implemented with the objective of improving performance. The Board evaluated the actions that had been taken and intends to continue to monitor the Fund’s performance trends to assess the effectiveness of these changes and whether other remedial changes are warranted.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Category and equal to the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was appreciably higher than the median of its Peer Group and Category. The Board also noted that the Fund’s Net Expense Ratio was higher than the Category median, but equal to the Peer Group median. The Board favorably considered the impact of fee caps towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses and plans to improve performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment Subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment Subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

29

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services. The Board observed that the Advisory Agreement did not offer breakpoints and considered the Fund’s current asset level. The Board concluded that the fee structure was acceptable at this time and determined that it would continue to assess the reasonableness of the Fund’s fee structure as the Fund’s assets increase over time.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	3	by Trustee

James F. Carlin, Born: 1940	2005	57

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	57

Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2005	57

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,[2] Born: 1939	2005	57

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

31

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	2005	57

Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	57

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

32

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

33

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

► A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

► Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

► Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Principal distributor	Legal counsel
John Hancock Advisers, LLC	John Hancock Funds, LLC	Kirkpatrick & Lockhart
601 Congress Street	601 Congress Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	Boston, MA 02210-2805	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Custodian
MFC Global Investment	The Bank of New York	Independent registered public
Management (U.S.), LLC	One Wall Street	accounting firm
101 Huntington Avenue	New York, NY 10286	PricewaterhouseCoopers LLP
Boston, MA 02199		125 High Street
	Transfer agent	Boston, MA 02110
John Hancock Signature
Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock Signature	John Hancock Signature
	Services, Inc.	Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

36

J O H N  H A N C O C K  F A M I L Y  O F F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
Investment Grade Bond Fund
ASSET ALLOCATION	Strategic Income Fund
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio	TAX-FREE INCOME
Lifecycle 2020 Portfolio	California Tax-Free Income Fund
Lifecycle 2025 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2030 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2035 Portfolio	New York Tax-Free Income Fund
Lifecycle 2040 Portfolio	Tax-Free Bond Fund
Lifecycle 2045 Portfolio
Lifecycle Retirement Portfolio	MONEY MARKET
Lifestyle Aggressive Portfolio	Money Market Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio	CLOSED-END
Lifestyle Growth Portfolio	Bank and Thrift Opportunity Fund
Lifestyle Moderate Portfolio	Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Technology Leaders Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

0600A 10/07
12/07

John Hancock
MUTUAL FUNDS

John Hancock
Growth Trends Fund

Annual Report
10.31.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 15

Notes to financial
statements
page 21

Trustees and officers
page 32

For more information
page 36

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by investing approximately one-third of its assets in equity securities of U.S. and foreign companies in each of the following sectors: financial services, health care and technology.

Over the last twelve months

► Financial stocks lagged the broader market because of losses relating to subprime loans; in addition, banks lagged as deposit competition and the interest rate environment limited earnings.

► The health care portfolio beat its benchmark, driven by strong gains from medical equipment, pharmaceutical and biotechnology stocks.

► Technology stocks outperformed the broad market, but the Fund’s tech portfolio lagged due to its focus on more value-oriented stocks.

Top 10 issuers

Microsoft Corp.	5.0%	Hewlett-Packard Co.	2.4%

Shire Plc	3.0%	Abbott Laboratories	2.3%

Bank of America	3.0%	State Street Corp.	2.2%

American International Group, Inc.	2.7%	Intel Corp.	2.1%

Cisco Systems, Inc.	2.5%	Apple, Inc.	2.1%

As a percentage of net assets on October 31, 2007.

Managers’ report

John Hancock
Growth Trends Fund

In an increasingly volatile period, stocks still managed to produce double-digit results for the year ended October 31, 2007, as measured by the Standard & Poor’s 500 Index’s return of 14.56% . In this period, John Hancock Growth Trend Fund’s Class A, Class B and Class C shares posted total returns of 11.29%, 10.57% and 10.57%, respectively, at net asset value, compared with the 21.57% return of Morningstar, Inc.’s large growth fund category.1

All three of the Fund’s sectors produced positive results, with two — financials and health care — outperforming their benchmark indexes. The Fund’s technology holdings, while generating solid double-digit returns, lagged the tech portion of the S&P 500 Index. Because of its concentration in three sectors, the Fund also missed the strong moves up by energy and industrial stocks, dampening performance versus the index.

FINANCIALS by Lisa A. Welch and Roger C. Hamilton
On April 30, 2007, James K. Schmidt retired after more than 20 years of distinguished service at John Hancock Funds.

Financial shares underperformed the broader market, as the Standard & Poor’s 500 Financial Index returned –2.40% . Returns for many industry segments were hurt by losses and negative sentiment relating to exposure to subprime loans.

The top two contributors to the financial portfolio’s performance were asset management and custody banks, Bank of New York Mellon Corp.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

Apple	▲	Strong sales of iPod, iPhone and computers = earnings gains

Bank of New York	▲	Better-than-expected earnings, beneficial acquisition of
Mellon		Mellon Financial

Aveta	▼	Earnings shortfall; investor concerns about company’s debt
obligations; halt in trading

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Roger C. Hamilton, Lisa A. Welch, Timothy E. Keefe, CFA, and Thomas P. Norton, CFA

“In an increasingly volatile period,
stocks still managed to produce
double-digit results for the year
ended October 31, 2007…”

and State Street Corp. These companies derive a significant portion of revenues from fee-based services relating to their trust and custody businesses, and benefited from surging volatility and volume. In addition, Bank of New York acquired Mellon Financial during the period and saw an immediate boost to earnings. An underweight to thrifts and regional banks also contributed significantly to relative results.

Among the leading detractors from performance in the financial slice were diversified banks, including Bank of America Corp., Citigroup, Inc. and Wachovia Corp. We preferred these stocks over regional banks because we saw them as steady growers with some exposure to global capital markets to help support their earnings. Unfortunately, the unfavorable interest rate environment and worry over exposure to losses in their loan portfolios weighed on these shares.

We think bank earnings are likely to remain under pressure from competition, the interest rate environment, and credit concerns. As a result, we’re likely to continue to look for firms with international exposure and that are well positioned to benefit from the tremendous activity in global capital markets. Domestically, we’ll continue to focus on attractively valued firms with steady earnings growth and revenues derived from fees.

HEALTH CARE by Timothy E. Keefe, CFA

In December, Timothy E. Keefe assumed management responsibilities for the Fund, replacing Jon D. Stephenson who left the firm to pursue other opportunities. Tim Keefe is chief equity officer of MFC Global Investment Management (U.S.), LLC and portfolio manager of several John Hancock equity funds. What follows is Jon Stephenson’s comments on the fiscal year and Tim Keefe’s outlook.

Growth Trends Fund

Health care stocks climbed during the year ended October 31, 2007. However, the sector lagged the broader market, whose leaders included more economically sensitive stocks. In addition, pharmaceuticals took a breather after a strong run in the first half of the year.

The Fund’s health care stocks handily beat the Standard & Poor’s 500 Health Care Index, driven by strong performance from medical equipment, pharmaceutical and biotechnology stocks. Among the standouts were Shire Plc, a specialty pharmaceutical company in the United Kingdom benefiting from strong earnings growth and the recent approval of its next-generation Attention Deficit Hyperactivity Disorder drug. Bayer AG, a German chemicals conglomerate, climbed sharply, fueled by the company’s shifting emphasis on pharmaceuticals. In addition, Inverness Medical Innovations, Inc., a cardiovascular diagnostics company, rose to new highs, propelled by positive financial results and some smart acquisitions.

On the downside, Aveta, Inc., a privately held managed health care company operating in Puerto Rico, tumbled sharply as disappointing fourth quarter 2006 earnings triggered concerns the company would default on its debt. The stock subsequently stopped trading. We later further wrote down the value of our holding, based on our analysis of the company’s financial outlook. Investments outside the sector early on further dampened returns, as did below-average stakes and disappointing returns from health care providers and services and from life sciences tools and services.

We remain optimistic about the long-term outlook for the sector, given growing demand from an aging population. Our focus will remain on biotechnology, pharmaceutical and medical equipment companies with innovative products and services that can give them an advantage as rising demand for health care products and services makes payers more discerning of how they spend their money.

SECTOR DISTRIBUTION[2]
Information technology	34%
Health care	31%
Financials	28%
Industrials	1%
Materials	1%
Consumer discretionary	1%
Telecommunication
services	1%

TECHNOLOGY by Thomas P. Norton, CFA

Technology stocks posted impressive gains during the period, driven higher by investors’ growing recognition of their attractive valuations and their relatively strong earnings gains. The technology portion of the Fund lagged its benchmark,

Growth Trends Fund

due primarily to its focus on more value-oriented stocks during a year when high growth stocks outperformed. The Fund’s performance was helped most on an absolute basis by large-capitalization holdings such as Apple, Inc., Hewlett-Packard Co., Cisco Systems, Inc., Microsoft Corp., MEMC Electronic Materials, Inc. and Google, Inc. Apple enjoyed strong profit gains, fueled by excellent growth in its three main businesses — computers, iPods and iPhones. Computer and printer maker Hewlett-Packard posted good net income, revenue and earnings gains, driven particularly by its revitalized personal computer business. Networking giant Cisco continued to benefit from growing technology trends such as online video, Internet telephone service and video-conferencing. Microsoft was bolstered by healthy revenue growth, posting its best quarterly rate in eight years. MEMC Electronic Materials, the supplier of silicon wafers to the microchip industry, was another great performer. The company posted a significant and better-than-expected rise in quarterly profit. We took profits and sold the stock. Google performed well, in response to news that the company increased its profit-growth rate and revenue.

“All three of the Fund’s sectors
produced positive results, with
two — financials and health
care — outperforming their
benchmark indexes.”

Leading the list of our most disappointing performers during the year was Trident Microsystems, Inc. The company, which supplies chips for digital television and digital set-top boxes, posted much weaker-than-expected quarterly results amid growing industry competition and price cutting. Mentor Graphics, Corp. also stumbled, after its earnings reports delivered a mixed bag for investors, and we sold our stake.

This commentary reflects the views of the managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2007.

Growth Trends Fund

A look at performance

For the periods ended October 31, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	9-22-00	5.78%	10.21%	—	–4.30%	5.78%	62.58%	—	–26.85%

B	9-22-00	5.57	10.35	—	–4.29	5.57	63.61	—	–26.80

C	9-22-00	9.57	10.62	—	–4.29	9.57	65.61	—	–26.80

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 2-29-08. The net expenses are as follows: Class A — 1.65%, Class B — 2.35%, Class C — 2.35% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.00%, Class B — 2.70%, Class C — 2.70% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Growth Trends Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Growth Trends Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B2	9-22-00	$7,320	$7,320	$12,060

C2	9-22-00	7,320	7,320	12,060

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of October 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

Growth Trends Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,056.30	$8.02

Class B	1,000.00	1,051.70	11.59

Class C	1,000.00	1,051.70	11.59

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Growth Trends Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,017.40	$7.87

Class B	1,000.00	1,013.90	11.38

Class C	1,000.00	1,013.90	11.38

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.54%, 2.24% and 2.24% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

Growth Trends Fund

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 10-31-07

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 97.29%		$88,211,532
(Cost $69,600,813)

Application Software 1.64%		1,488,720

Activision, Inc. (I)	30,000	709,500

Amdocs Ltd. (Channel Islands) (F)(I)	13,300	457,520

Intuit, Inc. (I)	10,000	321,700

Asset Management & Custody Banks 3.99%		3,622,206

Bank of New York Mellon Corp.	23,840	1,164,584

Franklin Resources, Inc.	3,850	499,268

State Street Corp.	24,550	1,958,354

Biotechnology 5.94%		5,385,689

BioMarin Pharmaceutical, Inc. (I)	24,150	669,679

BioSphere Medical, Inc. (I)	28,150	122,734

Celgene Corp. (I)	7,600	501,600

Exelixis, Inc. (I)	32,500	357,500

Genentech, Inc. (I)	10,850	804,310

Gilead Sciences, Inc. (I)	40,530	1,872,081

Regeneration Technologies, Inc. (I)	99,697	1,057,785

Communications Equipment 5.80%		5,261,541

Cisco Systems, Inc. (I)	67,250	2,223,285

Comverse Technology, Inc. (I)	49,650	954,273

Harris Corp.	7,700	466,312

NDS Group Plc (ADR) (United Kingdom) (F)(I)	11,300	673,480

Nokia Corp. (ADR) (Finland) (F)	11,830	469,888

QUALCOMM, Inc.	11,100	474,303

Computer Hardware 8.00%		7,248,934

Apple, Inc. (I)	10,100	1,918,495

Dell, Inc. (I)	52,200	1,597,320

Hewlett-Packard Co.	41,765	2,158,415

International Business Machines Corp.	9,700	1,126,364

NetScout Systems, Inc. (I)	29,000	448,340

Computer Storage & Peripherals 1.05%		949,968

Western Digital Corp. (I)	36,650	949,968

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Consumer Finance 2.87%		$2,602,005

American Express Co.	30,000	1,828,500

Discover Financial Services (I)	40,078	773,505

Diversified Banks 6.42%		5,822,213

Bank of America Corp.	56,124	2,709,667

Kookmin Bank (ADR) (South Korea) (F)	6,587	538,092

SNS Reaal (Netherlands) (C)	4,811	115,519

Wachovia Corp.	41,611	1,902,871

Wells Fargo & Co.	16,350	556,064

Diversified Chemicals 1.20%		1,084,302

Bayer AG (Germany) (C)	13,000	1,084,302

Diversified Financial Services 1.57%		1,424,127

Citigroup, Inc.	29,614	1,240,827

JPMorgan Chase & Co.	3,900	183,300

Electronic Equipment Manufacturers 1.42%		1,290,880

Thermo Fisher Scientific, Inc. (I)	21,950	1,290,880

Health Care Distributors 1.92%		1,741,568

Cardinal Health, Inc.	25,600	1,741,568

Health Care Equipment 4.98%		4,510,309

Gen-Probe, Inc. (I)	7,050	493,641

Hologic, Inc. (I)	13,450	913,658

NeuroMetrix, Inc. (I)	52,600	452,360

Northstar Neuroscience, Inc. (I)	18,840	249,630

OraSure Technologies, Inc. (I)	16,300	147,841

Thoratec Corp. (I)	71,000	1,417,870

Zoll Medical Corp. (I)	34,150	835,309

Health Care Services 0.98%		889,455

Assisted Living Concepts, Inc. (I)	20,000	176,000

Aveta, Inc. (B)(I)(S)	97,210	534,655

Capital Senior Living Corp. (I)	20,000	178,800

Health Care Supplies 2.01%		1,820,727

Inverness Medical Innovations, Inc. (I)(K)	24,800	1,490,232

Inverness Medical Innovations, Inc. (I)	5,500	330,495

Human Resource & Employment Services 0.48%		432,867

Monster Worldwide, Inc. (I)	10,667	432,867

Insurance Brokers 0.31%		283,250

Aon Corp.	6,250	283,250

Internet Software & Services 2.96%		2,682,745

eBay, Inc. (I)	24,500	884,450

Google, Inc. (Class A) (I)	1,600	1,131,200

Yahoo!, Inc. (I)	21,450	667,095

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Investment Banking & Brokerage 3.43%		$3,113,759

Evercore Partners, Inc.	1,210	31,375

Goldman Sachs Group, Inc.	1,450	359,484

Lazard Ltd. (Bermuda) (F)	9,600	481,920

Legg Mason, Inc.	8,907	738,747

Merrill Lynch & Co., Inc.	5,200	343,304

MF Global Ltd. (Bermuda) (F)(I)	20,520	606,571

Morgan Stanley	4,700	316,122

UBS AG (Switzerland) (F)	4,400	236,236

IT Consulting & Other Services 1.27%		1,150,402

Accenture Ltd. (Class A) (Bermuda) (F)	8,100	316,305

CA, Inc.	17,950	474,777

Insight Enterprises, Inc. (I)	13,000	359,320

Life & Health Insurance 1.94%		1,760,927

Aflac, Inc.	17,650	1,108,067

Prudential Financial, Inc.	6,750	652,860

Managed Health Care 1.99%		1,805,412

Aetna, Inc.	17,850	1,002,634

UnitedHealth Group, Inc.	6,500	319,475

WellPoint, Inc. (I)	6,100	483,303

Marine 0.25%		230,436

Oceanfreight, Inc. (Greece) (F)(I)	8,650	230,436

Multi-Line Insurance 3.66%		3,317,334

American International Group, Inc.	38,650	2,439,588

Genworth Financial, Inc. (Class A)	11,182	305,269

Hartford Financial Services Group, Inc. (The)	5,900	572,477

Office Electronics 0.64%		575,520

Xerox Corp. (I)	33,000	575,520

Pharmaceuticals 12.99%		11,775,871

Abbott Laboratories	38,550	2,105,601

Altus Pharmaceuticals, Inc. (I)	31,150	431,116

AMAG Pharmaceuticals, Inc. (I)	13,300	869,155

Anesiva, Inc. (I)	12,400	74,028

Auxilium Pharmaceuticals, Inc. (I)	13,400	353,894

BioMimetic Therapeutics, Inc. (I)	41,550	572,143

Eurand NV (Netherlands) (F)(I)	30,200	415,250

Inspire Pharmaceuticals, Inc. (I)	131,000	817,440

Merck & Co., Inc.	31,900	1,858,494

OSI Pharmaceuticals, Inc. (I)	13,900	577,823

Roche Holding AG (Switzerland) (F)	2,950	503,587

Schering-Plough Corp.	15,503	473,152

Shire Plc (ADR) (United Kingdom) (F)	36,250	2,724,188

Property & Casualty Insurance 0.34%		306,513

Ambac Financial Group, Inc.	3,450	127,063

Progressive Corp.	9,700	179,450

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Reinsurance 2.11%			$1,916,838

Berkshire Hathaway, Inc. (Class B) (I)		100	441,400

PartnerRe Ltd. (Bermuda) (F)		14,350	1,194,638

Platinum Underwriters Holdings Ltd. (Bermuda) (F)		7,800	280,800

Semiconductor Equipment 1.31%			1,187,960

Cymer, Inc. (I)		8,700	369,750

Mattson Technology, Inc. (I)		54,500	473,060

Varian Semiconductor Equipment Associates, Inc. (I)		7,500	345,150

Semiconductors 3.67%			3,326,108

Intel Corp.		71,500	1,923,350

Qimonda AG (ADR) (Germany) (F)(I)		53,809	519,795

Skyworks Solutions, Inc. (I)		72,000	663,840

Trident Microsystems, Inc. (I)		29,100	219,123

Specialized Finance 1.36%			1,237,127

Interactive Brokers Group, Inc. (Class A) (I)		7,610	219,701

Nasdaq Stock Market, Inc. (I)		13,412	626,340

Nymex Holdings, Inc. (I)		3,043	391,086

Systems Software 7.27%			6,594,750

Aspen Technology, Inc. (I)		24,000	418,560

Microsoft Corp.		122,050	4,492,661

Oracle Corp. (I)		62,600	1,387,842

SXC Health Solutions Corp. (I)		18,550	295,687

Technology Distributors 1.19%			1,075,252

Arrow Electronics, Inc. (I)		11,450	457,771

Tech Data Corp. (I)		15,700	617,481

Trading Companies & Distributors 0.33%			295,817

Aircastle Ltd. (Bermuda) (F)		6,902	223,004

Textainer Group Holdings Ltd. (Bermuda) (F)(I)		4,591	72,813

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 2.59%			$2,351,000
(Cost $2,351,000)

Joint Repurchase Agreement 2.59%			2,351,000

Joint Repurchase Agreement with Barclays Plc dated 10-31-07 at
4.550% to be repurchased at $2,351,297 on 11-1-07,
collateralized by $2,233,772 U.S. Treasury Inflation Indexed
Bond, 2.375%, due 1-15-27 (valued at $2,398,020,
including interest)	4.550%	$2,351	2,351,000

Total investments (Cost $71,951,813) 99.88%			$90,562,532

Other assets and liabilities, net 0.12%			$106,860

Total net assets 100.00%			$90,669,392

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipt

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $534,655 or 0.59% of the Fund’s net assets as of October 31, 2007.

(C) Parenthetical disclosure of a country in the security description represents country of issuer.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(I) Non-income-producing security.

(K) Direct placement securities are restricted to resale. The Fund may be unable to sell a direct placement security and it may be more difficult to determine a market value for a direct placement security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a direct placement security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is shown below:

			Value as a
			percentage
	Acquisition	Acquisition	of Fund’s	Value as of
Issuer, description	date	cost	net assets	October 31, 2007

Inverness Medical Innovations, Inc.	8-17-06	$750,200	1.64%	$1,490,232

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $534,655, or 0.59% of the Fund’s net assets as of October 31, 2007.

See notes to financial statements

Growth Trends Fund

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $71,951,813)	$90,562,532
Receivable for investments sold	2,658,283
Receivable for shares sold	2,082
Dividends and interest receivable	48,453
Receivable from affiliates	154,511
Other assets	96,072
Total assets	93,521,933

Liabilities

Due to custodian	619,358
Payable for investments purchased	1,545,686
Payable for shares repurchased	274,231
Payable to affiliates
Management fees	61,256
Distribution and service fees	9,086
Other	148,478
Other payables and accrued expenses	194,446
Total liabilities	2,852,541

Net assets

Capital paid-in	254,156,196
Accumulated net realized loss on investments and foreign currency transactions	(182,094,946)
Net unrealized appreciation of investments and translation of assets and
liabilities in foreign currencies	18,611,468
Accumulated net investment loss	(3,326)
Net assets	$90,669,392

Net asset value per share

Based on net asset values and shares outstanding —the Fund has an unlimited number of shares authorized with no par value
Class A ($33,819,858 ÷ 4,399,621 shares)	$7.69
Class B ($41,368,354 ÷ 5,654,106 shares)[1]	$7.32
Class C ($15,481,180 ÷ 2,115,967 shares)[1]	$7.32

Maximum offering price per share
Class A2 ($7.69 ÷ 95%)	$8.09

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,018,255
Interest	133,707
Securities lending	31,870
Total investment income	1,183,832

Expenses

Investment management fees (Note 2)	992,040
Distribution and service fees (Note 2)	737,495
Transfer agent fees (Note 2)	402,521
Accounting and legal services fees (Note 2)	14,555
Custodian fees	47,457
Printing fees	45,872
Blue sky fees	35,509
Professional fees	22,158
Trustees’ fees	4,703
Securities lending fees	381
Miscellaneous	44,166
Total expenses	2,346,857
Less expense reductions (Note 2)	(402,521)

Net expenses	1,944,336

Net investment loss	(760,504)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	14,129,106
Foreign currency transactions	(13,528)
14,115,578
Change in net unrealized appreciation (depreciation) of
Investments	(3,305,917)
Translation of assets and liabilities in foreign currencies	592
(3,305,325)
Net realized and unrealized gain	10,810,253

Increase in net assets from operations	$10,049,749

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07

Increase in net assets

From operations
Net investment loss	($1,149,879)	($760,504)
Net realized gain	15,195,862	14,115,578
Change in net unrealized depreciation	(2,615,259)	(3,305,325)

Increase in net assets resulting from operations	11,430,724	10,049,749

From Fund share transactions (Note 4)	(34,872,929)	(30,715,940)

Total decrease	(23,442,205)	(20,666,191)

Net assets

Beginning of year	134,777,788	111,335,583
End of year[1]	$111,335,583	$90,669,392

1 Includes accumulated net investment loss of $3,326 and $3,326, respectively.

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$4.49	$5.51	$5.67	$6.27	$6.91
Net investment income (loss)[1]	(0.03)	(0.04)	—[2,3]	(0.03)	(0.02)
Net realized and unrealized
gain on investments	1.05	0.20	0.60	0.67	0.80
Total from investment operations	1.02	0.16	0.60	0.64	0.78
Net asset value, end of period	$5.51	$5.67	$6.27	$6.91	$7.69
Total return[4,5] (%)	22.72	2.90	10.58	10.21	11.29

Ratios and supplemental data

Net assets, end of period
(in millions)	$69	$58	$46	$40	$34
Ratio of net expenses to average
net assets (%)	1.65	1.65	1.65	1.65	1.52
Ratio of gross expenses to average
net assets[6] (%)	2.02	1.86	1.95	2.00	1.93
Ratio of net investment income
(loss) to average net assets (%)	(0.64)	(0.62)	0.01[3]	(0.48)	(0.32)
Portfolio turnover (%)	76	40	27	70	70

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.61% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$4.42	$5.40	$5.51	$6.06	$6.62
Net investment loss[1]	(0.06)	(0.07)	(0.04)[2]	(0.07)	(0.07)
Net realized and unrealized gain
on investments	1.04	0.18	0.59	0.63	0.77
Total from investment operations	0.98	0.11	0.55	0.56	0.70
Net asset value, end of period	$5.40	$5.51	$6.06	$6.62	$7.32
Total return[3,4] (%)	22.17	2.04	9.98	9.24	10.57

Ratios and supplemental data

Net assets, end of period
(in millions)	$104	$85	$66	$53	$41
Ratio of net expenses to average
net assets (%)	2.35	2.35	2.35	2.35	2.22
Ratio of gross expenses to average
net assets[5] (%)	2.72	2.56	2.65	2.70	2.63
Ratio of net investment loss
to average net assets (%)	(1.34)	(1.32)	(0.67)[2]	(1.18)	(1.02)
Portfolio turnover (%)	76	40	27	70	70

1 Based on the average of the shares outstanding.

2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.62% of average net assets.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the period shown.

5 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Growth Trends Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$4.42	$5.40	$5.51	$6.06	$6.62
Net investment loss[1]	(0.06)	(0.07)	(0.04)[2]	(0.07)	(0.07)
Net realized and unrealized gain
on investments	1.04	0.18	0.59	0.63	0.77
Total from investment operations	0.98	0.11	0.55	0.56	0.70
Net asset value, end of period	$5.40	$5.51	$6.06	$6.62	$7.32
Total return[3,4] (%)	22.17	2.04	9.98	9.24	10.57

Ratios and supplemental data

Net assets, end of period
(in millions)	$41	$31	$23	$19	$15
Ratio of net expenses to average
net assets (%)	2.35	2.35	2.35	2.35	2.22
Ratio of gross expenses to average
net assets[5] (%)	2.72	2.56	2.65	2.70	2.63
Ratio of net investment loss
to average net assets (%)	(1.34)	(1.32)	(0.66)[2]	(1.17)	(1.02)
Portfolio turnover (%)	76	40	27	70	70

1 Based on the average of the shares outstanding.

2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.62% of average net assets.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the period shown.

5 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Growth Trends Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Growth Trends Fund (the Fund) is a diversified series of John Hancock Equity Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of Class A, Class B and Class C shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events

Growth Trends Fund

that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of

Growth Trends Fund

credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2007.

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $381 for security lending services relating to an arrangement which ended on May 7, 2007.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $181,884,356 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 — $42,873,502, October 31, 2010 — $87,616,374 and October 31, 2011 — $51,394,480.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund’s net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, Interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund

Growth Trends Fund

becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2007, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $2,400,000,000 of the Fund’s average daily net asset value and (b) 0.70% of the Fund’s daily average net asset value in excess of $2,400,000,000. The effective rate for the year ended October 31, 2007 is 0.75% of the Fund’s average daily net asset value. The Fund has a sub-advisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Adviser has agreed to limit the Fund’s management fee to 0.75% of the Fund’s average daily net assets, at least until February 29, 2008. Accordingly, the expense reductions related to management fee limitation amounted to $248,010 for the year ended October 31, 2007. The Adviser reserves the right to terminate this limitation in the future.

The Adviser has agreed to limit the Fund’s total expenses, excluding distribution and service fees, to 1.35% of the Fund’s average daily net asset value, on an annual basis, at least until February 29, 2008. Pursuant to this agreement, there was no reimbursement for the year ended October 31, 2007. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreement described above for the year ended October 31, 2007, were as follows:

	Transfer agent	Distribution and
Share class	fees	service fees

Class A	$18,182	$109,090
Class B	23,044	460,874
Class C	8,377	167,531
Total	$49,603	$737,495

Additionally, there are out-of-pocket expenses included in transfer agent fees.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2007, JH Funds received net up-front sales charges of $31,571 with regard to sales of Class A shares. Of this amount, $4,837 was

Growth Trends Fund

retained and used for printing prospectuses, advertising, sales literature and other purposes, $21,490 was paid as sales commissions to unrelated broker-dealers and $5,243 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2007, CDSCs received by JH Funds amounted to $55,885 for Class B shares and $1,232 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly fee which is based on an annual rate of $15 for each Class A shareholder account, $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account. The Fund also pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

Effective July 1, 2006, the transfer agent has contractually limited transfer agent fees by implementing a transfer agent fee cap of 0.25% until at least February 29, 2008. Accordingly, the expense reductions related to transfer agent fee limitations amounted to $154,511 for the year ended October 31, 2007. Signature Services reserves the right to terminate this reimbursement limitation at any time.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year amounted to $14,555 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Growth Trends Fund

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	608,065	$4,037,541	332,094	$2,386,622
Repurchased	(2,170,522)	(14,362,453)	(1,725,648)	(12,437,003)
Net decrease	(1,562,457)	($10,324,912)	(1,393,554)	($10,050,381)

Class B shares

Sold	383,374	$2,452,637	164,363	$1,127,286
Repurchased	(3,299,870)	(21,016,012)	(2,460,829)	(16,930,012)
Net decrease	(2,916,496)	($18,563,375)	(2,296,466)	($15,802,726)

Class C shares

Sold	116,717	$749,987	94,760	$653,398
Repurchased	(1,059,886)	(6,734,629)	(801,218)	(5,516,231)
Net decrease	(943,169)	($5,984,642)	(706,458)	($4,862,833)

Net decrease	(5,422,122)	($34,872,929)	(4,396,478)	($30,715,940)

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $67,600,462 and $101,035,908, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes, was $72,162,403. Gross unrealized appreciation and depreciation of investments aggregated $22,148,985 and $3,748,856, respectively, resulting in net unrealized appreciation of $18,400,129. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $13,528, a decrease in accumulated net investment loss of $760,504 and a decrease in capital paid-in of $774,032. These reclassifications are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America for net operating losses and foreign currency transactions. The calculation of net investment loss per share in the Fund’s Financial Highlights excludes these adjustments.

Growth Trends Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Equity Trust and Shareholders of
John Hancock Growth Trends Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Growth Trends Fund (the Fund) at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

Tax information

Unaudited

The Fund paid no distributions during the tax year ended October 31, 2007. As a result, the 2007 U.S. Treasury Department Form 1099-DIV is not required to be mailed to shareholders.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Growth Trends Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Equity Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment Subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Growth Trends Fund (the Fund). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the

Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 5-year period was lower than the performance of the Peer Group and Category medians. The Board noted that during the 3-year period the Fund’s performance was lower than the performance of the Category median, but higher than the performance of the Peer Group median. The Board viewed favorably that the Fund’s performance was higher than the performance of both the Peer Group and Category medians during the 1-year period under review. The Board further noted that the Fund’s performance was lower than the performance of its benchmark index, the Standard & Poor’s 500 Index, for all of the time periods under review, as was the performance of the Peer Group and Category medians.

Investment advisory fee and subadvisory
fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Category, and lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of its Peer Group and Category. The Adviser explained that fee caps were not fully reflected in the Morningstar analysis, which would have lowered the overall total operating expense ratio. The Board favorably considered the impact of fee caps towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment Subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment Subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2004	57

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2004	57

Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	57

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,[2] Born: 1939	2000	57

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	2000	57

Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2004	57

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	P.O. Box 9510	PricewaterhouseCoopers LLP
Boston, MA 02199	Portsmouth, NH 03802-9510	125 High Street
Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock Signature	John Hancock Signature
	Services, Inc.	Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
ASSET ALLOCATION	Investment Grade Bond Fund
Lifecycle 2010 Portfolio	Strategic Income Fund
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio	TAX - FREE INCOME
Lifecycle 2025 Portfolio	California Tax-Free Income Fund
Lifecycle 2030 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2035 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2040 Portfolio	New York Tax-Free Income Fund
Lifecycle 2045 Portfolio	Tax-Free Bond Fund
Lifecycle Retirement Portfolio
Lifestyle Aggressive Portfolio	MONEY MARKET
Lifestyle Balanced Portfolio	Money Market Fund
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio	CLOSED - END
Lifestyle Moderate Portfolio	Bank and Thrift Opportunity Fund
Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Growth Trends Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

4600A 10/07
12/07

John Hancock

MUTUAL FUNDS

John Hancock
Small Cap Fund

Annual Report

10.31.07

Your fund at a glance

Manager’s report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Notes to financial
statements
page 20

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks capital appreciation by normally investing at least 80% of its assets in equity securities of small-capitalization companies (which, for purposes of this fund, are companies with market capitalizations under $2 billion, or market capitalizations within the range of those companies in the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index.)

Over the last twelve months

► The performance gap between small caps and large caps widened during the period — in favor of large caps.

► The Fund beat the Russell 2000 Index by a wide margin, aided by rewarding stock selection in health care and consumer cyclicals, among other sectors.

► Our focus on quality helped to minimize exposure to companies hurt by the subprime mortgage crisis and resulted in the financial sector making a strong contribution to the Fund's performance.

Top 10 issuers

Inverness Medical Innovations, Inc.	4.5%	Kendle International, Inc.	3.5%

Air Methods Corp.	4.2%	Secure Computing Corp.	3.3%

Chart Industries, Inc.	3.7%	Gaylord Entertainment Co.	3.2%

Symmetry Medical, Inc.	3.6%	Daktronics, Inc.	3.0%

inVentiv Health, Inc.	3.6%	iShares Russell 2000 Index Fund	2.7%

As a percentage of net assets on October 31, 2007.

1

Manager’s report

John Hancock
Small Cap Fund

While small-cap stocks continued to register solid returns, several developments limited their gains, particularly in the second half of the 12-month review period ended October 31, 2007. For one thing, the valuations of small caps had become relatively rich, prompting some value-conscious investors to look in the large-cap bin for bargains. Another reason had to do with the increasingly widespread view that the economy was slowing, which led investors to favor larger companies because of the perception that they are more capable of weathering a less-than-ideal economic climate. Additionally, the rate of profit growth for smaller companies began to slow.

Volatility increased significantly during the period, as evidenced by a sharp sell-off in stock prices from mid-July to mid-August. The decline was triggered by further deterioration in the housing and mortgage markets. Housing prices continued to weaken, while a number of sub-prime lenders declared bankruptcy or reported huge losses, as many subprime loans became delinquent or went into default. The small-cap universe has a comparatively heavy exposure to the financial sector and so was more vulnerable than mid and large caps to these difficulties. At the nadir of the summer correction in stock prices, with parts of the credit market virtually shut down due to investors’ inability to evaluate the risk of their positions, the Federal Reserve Board stepped in to cut the discount rate, which helped reassure the markets. The Fed also reduced the target federal funds rate in September and October —

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

Air Methods	▲	Favorable contracts spur earnings growth

Chart Industries	▲	Solid demand for cryogenics equipment

Silicon Image	▼	Hurt by glut of high-definition TVs

2

Portfolio Manager, Independence Investments LLC
Charles S. Glovsky, CFA

in the first instance by a larger-than-expected 0.50% increment. These interventions enabled most broadly based stock indexes to close the period near their all-time highs.

“While small-cap stocks continued
to register solid returns, several
developments limited their gains,
particularly in the second half
of the 12-month review period
ended October 31, 2007.”

Looking at performance

For the 12 months ended October 31, 2007, John Hancock Small Cap Fund’s Class A, Class B, Class C and Class I shares returned 13.38%, 12.59%, 12.59% and 13.98%, respectively, at net asset value. By comparison, the average small-cap growth fund monitored by Morningstar, Inc. returned 18.99%, 1 while the Russell 2000 Index finished with a 9.27% return and the S&P SmallCap 600 Index returned 11.55% . Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Favorable stock selection was the main driver of performance versus the benchmark, especially in the health care, financial, consumer cyclicals and commercial services sectors. Financial was one of the two weakest-performing sectors in the benchmark, with a loss of roughly 10%. There, we were helped considerably by our emphasis on owning high-quality companies, which steered us away from originators of subprime mortgages. Additionally, not owning real estate investment trusts (REITs) was a benefit during this volatile period for real estate stocks. REITs are principally income vehicles, while our primary focus is on finding good growth stocks.

Small Cap Fund

3

Health care adds value

In the health care sector, one standout performer was Air Methods Corp., one of the Fund’s largest positions at the end of the period. The company, which is a leading provider of medical air transportation services, announced plans to buy one of its largest competitors and enjoyed improving profit margins, as older contracts rolled over to newer ones with more favorable terms. Another standout performer from the health care sector was Inverness Medical Innovations, Inc., a provider of in vitro diagnostic products. The company made a number of strategic acquisitions and struck a deal with personal care products heavyweight Procter & Gamble Co. for the latter to market some of its products.

In the materials sector, Chart Industries, Inc. performed well. A supplier of cryogenic equipment for energy storage and distribution, food and medical purposes, the company experienced healthy demand that enabled it to raise its revenue guidance during the period. Also on our list of top contributors was global positioning systems provider Trimble Navigation Ltd. A recent acquisition brought the company significant market share in the rapidly growing vehicle tracking business. LKQ Corp., a provider of used and non-OEM auto parts to body shops, benefited the Fund’s performance as well. Growing demand from insurance carriers for the company’s products, which are high quality but much cheaper than new parts, aided the stock, as did a recent acquisition. We took profits and sold our stakes in both Trimble Navigation and LKQ.

INDUSTRY DISTRIBUTION[2]
Health care	26%
Financials	20%
Information technology	14%
Consumer discretionary	14%
Industrials	11%
Materials	6%
Energy	5%
Consumer staples	2%

Stock picking in technology disappoints

Conversely, technology was the sector that detracted most from performance, followed by transport and retail. Among individual holdings, ACI Worldwide, Inc. was the biggest detractor. The company, which sells transaction processing systems to banks and merchants, experienced weak demand and issued disappointing financial results. Another technology holding that struggled was Silicon Image, Inc., a manufacturer of semiconductors for applications requiring high-definition graphics. The company was hurt by an oversupply of high-definition televisions, and some expected contract wins in the computer notebook market failed to

Small Cap Fund

4

materialize. We eliminated our position during the period. Meanwhile, the share price of logistics and transportation company Pacer International, Inc. declined over investor concerns about the likely expiration or renegotiation of a favorable long-term contract with rail carrier Union Pacific Corp. in 2011. Lastly, medical equipment supplier Kensey Nash Corp. reported an earnings miss due to lackluster results with some new product lines. We sold our stake.

“Favorable stock selection was
the main driver of performance
versus the benchmark, especially
in the health care, financial,
consumer cyclicals and
commercial services sectors.”

Outlook

We share the widespread concerns about the domestic economy, particularly given the Fed’s recent warning that the U.S. economy may slow noticeably in the coming months at the same time rising oil costs are boosting inflationary pressures. Such an environment, described during the 1970s as “stagflation,” could create a challenging investment environment if it comes to pass. That said, there are almost always companies that can grow even in difficult environments. At the moment, we are not having any trouble finding opportunities that we think are attractive on a fundamental basis. As long as we stick with our proven methodology of buying the stocks of quality companies at reasonable prices, we believe the long-term interests of our shareholder will be well-served.

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Investments in small companies involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2007.

Small Cap Fund

5

A look at performance

For the periods ended October 31, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A1	12-16-98	7.71%	14.51%	—	10.89%	7.71%	96.86%	—	150.28%

B	12-6-04	7.59	—	—	7.33	7.59	—	—	22.77

C	12-6-04	11.59	—	—	8.22	11.59	—	—	25.77

I2	12-6-04	13.98	—	—	9.46	13.98	—	—	29.98

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charges (CDSC) on Class B and Class C shares. The return for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15,2004. The Class B shares CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The gross expenses are as follows: Class A — 1.60%, Class B — 2.30%, Class C — 2.30%, Class I — 1.08% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective December 3, 2004, shareholders of the former Independence Small Cap Portfolio became owners of that number of full and fractional shares of Class A shares of the John Hancock Small Cap Fund. Additionally, the accounting and performance history of the former Independence Small Cap Portfolio was redesignated as that of Class A of John Hancock Small Cap Fund.

2 For certain types of investors as described in the Fund’s Class I share prospectus.

Small Cap Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Small Cap
Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B2	12-6-04	$12,577	$12,277	$13,409	$13,754

C2,3	12-6-04	12,577	12,577	13,409	13,754

I2,4	12-6-04	12,998	12,998	13,409	13,754

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of October 31, 2007. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Index — Index 1 — is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

Standard & Poor’s SmallCap 600 Index — Index 2 — is an unmanaged index of 600 domestic stocks of small-size companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 Index 2 figure as of closest month end to inception date.

3 No contingent deferred sales charge applicable.

4 For certain types of investors as described in the Fund’s Class I share prospectus.

Small Cap Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,096.50	$8.18

Class B	1,000.00	1,093.50	11.93

Class C	1,000.00	1,093.50	11.93

Class I	1,000.00	1,099.20	5.88

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Small Cap Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,017.40	$7.87

Class B	1,000.00	1,013.80	11.48

Class C	1,000.00	1,013.80	11.48

Class I	1,000.00	1,019.61	5.65

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.56%, 2.26%, 2.26% and 1.10% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Small Cap Fund

9

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 10-31-07

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 97.90%		$199,354,737
(Cost $163,253,988)

Air Freight & Logistics 1.54%		3,138,146

Pacer International, Inc.	212,900	3,138,146

Airlines 0.10%		205,314

Allegiant Travel Co. (I)	5,700	205,314

Apparel Retail 2.51%		5,105,212

Christopher & Banks Corp.	372,100	5,105,212

Apparel, Accessories & Luxury Goods 3.26%		6,644,061

G-III Apparel Group, Ltd. (I)	307,800	5,007,906

Hartmarx Corp. (I)	317,700	1,636,155

Application Software 2.37%		4,834,718

ACI Worldwide, Inc. (I)	211,400	4,834,718

Asset Management & Custody Banks 1.22%		2,492,160

FBR Capital Markets Corp. (I)	194,700	2,492,160

Auto Parts & Equipment 1.19%		2,432,133

Fuel Systems Solutions, Inc. (I)	129,300	2,432,133

Catalog Retail 1.07%		2,178,897

Gaiam, Inc. (Class A) (I)	93,716	2,178,897

Electronic Equipment Manufacturers 2.99%		6,095,208

Daktronics, Inc. (L)	204,400	6,095,208

Health Care Equipment 7.49%		15,248,900

Cantel Medical Corp. (I)	237,800	4,261,376

Home Diagnostics, Inc. (I)	35,125	315,773

SurModics, Inc. (I)(L)	57,900	3,285,246

Symmetry Medical, Inc. (I)	430,700	7,386,505

Health Care Services 10.43%		21,229,033

Air Methods Corp. (I)	158,400	8,548,848

inVentiv Health, Inc. (I)	171,500	7,242,445

Nighthawk Radiology Holdings, Inc. (I)(L)	231,000	5,437,740

Health Care Supplies 4.47%		9,103,635

Inverness Medical Innovations, Inc. (I)(L)	151,500	9,103,635

See notes to financial statements

Small Cap Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Heavy Electrical Equipment 1.45%		$2,945,790

PowerSecure International, Inc. (I)(L)	230,500	2,945,790

Hotels, Resorts & Cruise Lines 3.15%		6,417,744

Gaylord Entertainment Co. (I)	117,800	6,417,744

Industrial Machinery 5.43%		11,049,032

Chart Industries, Inc. (I)	231,146	7,581,589

Flow International Corp. (I)	412,300	3,467,443

Internet Software & Services 2.49%		5,076,000

TheStreet.com, Inc.	376,000	5,076,000

Investment Banking & Brokerage 2.40%		4,882,329

SWS Group, Inc.	257,100	4,882,329

IT Consulting & Other Services 1.04%		2,122,260

Lionbridge Technologies, Inc. (I)	456,400	2,122,260

Life Sciences Tools & Services 3.51%		7,138,410

Kendle International, Inc. (I)(L)	177,000	7,138,410

Oil & Gas Exploration & Production 4.84%		9,852,994

Goodrich Petroleum Corp. (I)(L)	151,400	5,027,994

Mariner Energy, Inc. (I)	193,000	4,825,000

Personal Products 1.78%		3,623,680

Inter Parfums, Inc.	152,000	3,623,680

Property & Casualty Insurance 7.21%		14,682,005

First Mercury Financial Corp. (I)	206,700	4,578,405

National Interstate Corp.	162,100	5,187,200

Philadelphia Consolidated Holding Corp. (I)	120,500	4,916,400

Publishing 0.99%		2,010,428

Courier Corp.	53,200	2,010,428

Railroads 2.31%		4,708,792

Genesee & Wyoming, Inc. (Class A) (I)	160,600	4,708,792

Regional Banks 5.98%		12,175,804

Boston Private Financial Holdings, Inc. (L)	112,300	3,229,748

First Community Bancorp. (Class A)	74,800	3,642,760

SVB Financial Group (I)	102,400	5,303,296

Specialty Chemicals 6.24%		12,711,828

Arch Chemicals, Inc.	110,600	5,045,572

Fuller (H.B.) Co.	155,200	4,567,536

ICO, Inc. (I)	214,000	3,098,720

Specialized Finance 2.69%		5,482,512

iShares Russell 2000 Index Fund (L)	66,600	5,482,512

Specialty Stores 2.17%		4,413,360

Tractor Supply Co. (I)(L)	106,500	4,413,360

See notes to financial statements

Small Cap Fund

11

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Systems Software 5.58%			$11,354,352

Radiant Systems, Inc. (I)		287,600	4,693,632

Secure Computing Corp. (I)		672,800	6,660,720

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 23.82%			$48,500,880

(Cost $48,500,880)

Joint Repurchase Agreement 2.42%			4,927,000

Joint Repurchase Agreement with Barclays Plc dated 10-31-07
at 4.550% to be repurchased at $4,927,623 on 11-1-07,
collateralized by $4,681,324 of U.S. Treasury Inflation
Indexed Bond, 2.375%, due 1-15-27 (valued at $5,025,540,
including interest)	4.550%	$4,927	4,927,000

		Shares
Cash Equivalents 21.40%			43,573,880

John Hancock Cash Investment Trust (T)(W)		43,573,880	43,573,880

Total investments (Cost $211,754,868) 121.72%			$247,855,617

Other assets and liabilities, net (21.72%)			($44,224,449)

Total net assets 100.00%			$203,631,168

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

See notes to financial statements

Small Cap Fund

12

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $168,180,988) including
$43,898,585 of securities loaned (Note 1)	$204,281,737
Investments in affiliated issuers, at value (cost $43,573,880)	43,573,880
Total investments, at value (cost $211,754,868)	247,855,617
Cash	531
Receivable for investments sold	158,448
Receivable for shares sold	126,389
Dividends and interest receivable	78,850
Other assets	4,424
Total assets	248,224,259

Liabilities

Payable for shares repurchased	672,483
Payable upon return of securities loaned (Note 1)	43,573,880
Payable to affiliates
Management fees	168,438
Distribution and service fees	11,938
Other	39,656
Other payables and accrued expenses	126,696
Total liabilities	44,593,091

Net assets

Capital paid-in	148,384,027
Accumulated net realized gain on investments	19,146,398
Net unrealized appreciation of investments	36,100,749
Accumulated net investment loss	(6)
Net assets	$203,631,168

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($137,230,995 ÷ 9,582,782 shares)	$14.32
Class B ($9,373,183 ÷ 667,787 shares)[1]	$14.04
Class C ($37,640,821 ÷ 2,681,429 shares)[1]	$14.04
Class I ($19,386,169 ÷ 1,335,742 shares)	$14.51

Maximum offering price per share

Class A2 ($14.32 ÷ 95%)	$15.07

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Small Cap Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (including special dividend of $148,487)	$1,056,801
Securities lending	701,811
Interest	297,273
Total investment income	2,055,885

Expenses

Investment management fees (Note 2)	2,132,454
Distribution and service fees (Note 2)	1,003,345
Class A, B and C transfer agent fees (Note 2)	560,626
Class I transfer agent fees (Note 2)	12,899
Accounting and legal services fees (Note 2)	32,109
Blue sky fees	83,693
Printing fees	74,349
Custodian fees	57,649
Professional fees	22,673
Trustees’ fees	11,784
Securities lending fees	11,434
Miscellaneous	12,672

Total expenses	4,015,687

Net investment loss	(1,959,802)

Realized and unrealized gain

Net realized gain on investments	25,237,119
Change in net unrealized appreciation of investments	5,603,599

Net realized and unrealized gain	30,840,718

Increase in net assets from operations	$28,880,916

See notes to financial statements

Small Cap Fund

14

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07

Increase (decrease) in net assets
From operations
Net investment loss	($2,449,649)	($1,959,802)
Net realized gain (loss)	(3,242,650)	25,237,119
Change in net unrealized appreciation (depreciation)	22,459,623	5,603,599

Increase in net assets resulting from operations	16,767,324	28,880,916

Distributions to shareholders
From net realized gain
Class A	(472,311)	—
Class B	(40,294)	—
Class C	(142,287)	—
Class I	(152,976)	—
	(807,868)	—
From Fund share transactions (Note 4)	60,516,796	(81,438,338)

Total increase (decrease)	76,476,252	(52,557,422)

Net assets

Beginning of year	179,712,338	256,188,590
End of year[1]	$256,188,590	$203,631,168

1 Includes accumulated net investment loss of $6 and $6, respectively.

See notes to financial statements

Small Cap Fund

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03	10-31-04	10-31-05[1]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$8.22	$10.06	$11.44	$11.56	$12.63
Net investment loss[2]	(0.05)	(0.09)	(0.11)	(0.12)	(0.10)[3]
Net realized and unrealized
gain on investments	2.22	1.61	1.61	1.24	1.79
Total from investment operations	2.17	1.52	1.50	1.12	1.69
Less distributions
From net realized gain	(0.33)	(0.14)	(1.38)	(0.05)	—
Net asset value, end of period	$10.06	$11.44	$11.56	$12.63	$14.32
Total return[4] (%)	27.41[5]	15.25[5]	13.44[5]	9.71[5]	13.38

Ratios and supplemental data

Net assets, end of period
(in millions)	$16	$28	$105	$162	$137
Ratio of net expenses to average
net assets (%)	1.18	1.23	1.57	1.59	1.60
Ratio of gross expenses to average
net assets (%)	2.60[6]	2.23[6]	1.65[6]	1.60[6]	1.60
Ratio of net investment loss
to average net assets (%)	(0.57)	(0.80)	(0.99)	(0.98)	(0.72)[3]
Portfolio turnover (%)	79	129	145	74	96

1 Effective 12-3-04, shareholders of the former Independence Small Cap Portfolio became owners of an equal number of full and fractional Class A shares of the John Hancock Small Cap Fund. Additionally, the accounting and performance history of the Independence Small Cap Portfolio was redesignated as that of Class A of John Hancock Small Cap Fund.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.01 per share and 0.06% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Small Cap Fund

16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-05[1]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$11.21	$11.49	$12.47
Net investment loss[2]	(0.17)	(0.20)	(0.19)[3]
Net realized and unrealized
gain on investments	0.45	1.23	1.76
Total from investment operations	0.28	1.03	1.57
Less distributions
From net realized gain	—	(0.05)	—
Net asset value, end of period	$11.49	$12.47	$14.04
Total return[4] (%)	2.50[5,6]	8.99[5]	12.59

Ratios and supplemental data

Net assets, end of period
(in millions)	$9	$11	$9
Ratio of net expenses to average
net assets (%)	2.27[7]	2.29	2.30
Ratio of gross expenses to average
net assets (%)	2.35[7,8]	2.30[8]	2.30
Ratio of net investment loss
to average net assets (%)	(1.67)[7]	(1.67)	(1.42)[3]
Portfolio turnover (%)	145[6]	74	96

1 Class B began operations on 12-6-04.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.01 per share and 0.06% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Small Cap Fund

17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-05[1]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$11.21	$11.49	$12.47
Net investment loss[2]	(0.17)	(0.20)	(0.19)[3]
Net realized and unrealized
gain on investments	0.45	1.23	1.76
Total from investment operations	0.28	1.03	1.57
From net realized gain	—	(0.05)	—
Net asset value, end of period	$11.49	$12.47	$14.04
Total return[4] (%)	2.50[5,6]	8.99[5]	12.59

Ratios and supplemental data

Net assets, end of period
(in millions)	$31	$44	$38
Ratio of net expenses to average
net assets (%)	2.27[7]	2.29	2.30
Ratio of gross expenses to average
net assets (%)	2.35[7,8]	2.30[8]	2.30
Ratio of net investment loss
to average net assets (%)	(1.67)[7]	(1.68)	(1.42)[3]
Portfolio turnover (%)	145[6]	74	96

1 Class C shares began operations on 12-6-04.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.01 per share and 0.06% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Small Cap Fund

18

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-05[1]	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$11.21	$11.60	$12.73
Net investment loss[2]	(0.05)	(0.06)	(0.03)[3]
Net realized and unrealized
gain on investments	0.44	1.24	1.81
Total from investment operations	0.39	1.18	1.78
Less distributions
From net realized gain	—	(0.05)	—
Net asset value, end of period	$11.60	$12.73	$14.51
Total return[4] (%)	3.48[5,6]	10.20	13.98

Ratios and supplemental data

Net assets, end of period
(in millions)	$34	$40	$19
Ratio of net expenses to average
net assets (%)	1.10[7]	1.08	1.08
Ratio of gross expenses to average
net assets (%)	1.18[7,8]	1.08	1.08
Ratio of net investment loss
to average net assets (%)	(0.53)[7]	(0.47)	(0.24)[3]
Portfolio turnover (%)	145[6]	74	96

1 Class I shares began operations on 12-6-04.

2 Based on the average of the shares outstanding.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.01 per share and 0.06% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Small Cap Fund

19

Notes to financial statements

Note 1
Accounting policies

John Hancock Small Cap Fund (the Fund) is a diversified series of John Hancock Equity Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Fund is the accounting and performance successor to Independence Small Cap Portfolio, a diversified open-end management investment company organized as a Massachusetts business trust. On December 3, 2004, the Fund acquired substantially all the assets and assumed the liabilities of the former Independence Small Cap Portfolio pursuant to an agreement and plan of reorganization, in exchange for Class A shares of the Fund.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of Class A, Class B, Class C and Class I shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used

Small Cap Fund

20

in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class A, Class B, Class C and Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2007.

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional

Small Cap Fund

21

income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $11,434 for security lending services relating to an arrangement which ended on May 7, 2007.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standard Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund’s net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $62,230 and long-term capital gain $745,638. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2007, the components of distributable earnings on a tax basis included $21,310,390 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Small Cap Fund

22

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $1,000,000,000 of the Fund’s average daily net asset value and (b) 0.85% of the Fund’s average daily net asset value in excess of $1,000,000,000. The Adviser has a subadvisory agreement with Independence Investments LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s expenses, excluding distribution, and service fees and transfer agent fees, to not exceed 1.05% of the Fund’s average daily net assets with respect to Class A, Class B and Class C shares and net operating expenses to 1.65%, 2.35%, 2.35% and 1.10% of the average daily net asset value of Class A, Class B, Class C and Class I shares, respectively, until February 29, 2008. There were no fee reductions during the period ended October 31, 2007. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the year ended October 31, 2007 were as follows:

	Transfer	Distribution and
Share class	agent fees	service fees

Class A	$79,148	$474,888
Class B	5,104	102,088
Class C	21,319	426,369
Class I	12,899	—
Total	$118,470	$1,003,345

Additionally, there are out-of-pocket expenses included in transfer agent fees.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2007, JH Funds received net up-front sales charges of $142,199 with regard to sales of Class A shares. Of this amount, $19,241 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $120,479 was paid as sales commissions to unrelated broker-dealers and $2,479 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2007, CDSCs received by JH Funds amounted to $ 32,008 for Class B shares and $9,299 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly fee which is based on an annual rate of $15 for each Class A shareholder account, $17.50 for each Class B shareholder

Small Cap Fund

23

account, $16.50 for each Class C shareholder account and $15 for each Class I shareholder account. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.04% of Class I average daily net asset value. Signature Services has contractually limited transfer agent fees by implementing a transfer agent fee cap of 0.30% until February 29, 2008. There were no transfer agent fee reductions during the period ended October 31, 2007.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year amounted to $32,109 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Small Cap Fund

24

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	7,213,368	$90,180,663	3,075,482	$40,976,492
Distributions reinvested	36,036	433,506	—	—
Repurchased	(3,536,982)	(43,450,941)	(6,327,443)	(85,235,632)
Net increase (decrease)	3,712,422	$47,163,228	(3,251,961)	($44,259,140)

Class B shares

Sold	368,860	$4,601,372	116,069	$1,512,755
Distributions reinvested	3,184	38,048	—	—
Repurchased	(319,849)	(3,855,544)	(292,457)	(3,867,000)
Net increase (decrease)	52,195	$783,876	(176,388)	($2,354,245)

Class C shares

Sold	1,601,647	$19,839,715	486,750	$6,336,575
Distributions reinvested	11,360	135,754	—	—
Repurchased	(846,776)	(10,158,283)	(1,307,727)	(17,281,644)
Net increase (decrease)	766,231	$9,817,186	(820,977)	($10,945,069)

Class I shares

Sold	1,453,384	$17,845,858	456,818	$6,020,492
Distributions reinvested	12,549	151,472	—	—
Repurchased	(1,234,513)	(15,244,824)	(2,255,129)	(29,900,376)
Net increase (decrease)	231,420	$2,752,506	(1,798,311)	($23,879,884)

Net increase (decrease)	4,762,268	$60,516,796	(6,047,637)	($81,438,338)

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $220,977,406 and $303,363,247, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes was $213,918,860. Gross unrealized appreciation and depreciation of investments aggregated $42,440,466 and $8,503,709, respectively, resulting in net unrealized appreciation of $33,936,757. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $2,088,844, a decrease in accumulated net investment loss of $1,959,802 and an increase in capital paid-in of $129,042. These reclassifications are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America for net operating losses and treating a portion of the proceeds from redemptions as distribution for tax purposes. The calculation of net investment loss per share in the Fund’s Financial Highlights excludes these adjustments.

Small Cap Fund

25

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Equity Trust and Shareholders of
John Hancock Small Cap Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Fund (the Fund) at October 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

26

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2007.

The Fund has designated distributions to shareholders of $1,238,813 as a long-term capital gain dividend.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Small Cap Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Equity Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with Independence Investments LLC (the Subadviser) for the John Hancock Small Cap Fund (the Fund). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance,

28

compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 3- and 5-year periods under review was higher than the performance of the Peer Group and Category medians. The Board noted that the Fund’s performance during those periods was lower than its benchmark index, the Russell 2000 Growth Index, as was the performance of the Peer Group and Category medians. The Board noted that the Fund’s performance during the 1-year period was lower than the performance of the Peer Group and Category medians, and its benchmark index. The Adviser discussed with the Board factors that contributed to the Fund’s under-performance. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Category and not appreciably higher than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratio was higher than the median of its Category, but lower than the Peer Group median. The Board also noted that the Fund’s Net Expense Ratio was higher than the Category median, but not appreciably higher than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on

29

other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John
Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the
Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2004	57

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2004	57

Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	57

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,[2] Born: 1939	2004	57

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

31

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	2004	57

Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2004	57

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

32

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

33

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

► A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

► Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

► Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
Independence Investments LLC	John Hancock Signature	Independent registered public
160 Federal Street	Services, Inc.	accounting firm
Boston, MA 02110	P.O. Box 9510	PricewaterhouseCoopers LLP
Principal distributor	Portsmouth, NH 03802-9510	125 High Street
John Hancock Funds, LLC		Boston, MA 02110
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock Signature	John Hancock Signature
	Services, Inc.	Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
ASSET ALLOCATION	Investment Grade Bond Fund
Lifecycle 2010 Portfolio	Strategic Income Fund
Lifecycle 2015 Portfolio	TAX - FREE INCOME
Lifecycle 2020 Portfolio	California Tax-Free Income Fund
Lifecycle 2025 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2030 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2035 Portfolio	New York Tax-Free Income Fund
Lifecycle 2040 Portfolio	Tax-Free Bond Fund
Lifecycle 2045 Portfolio
Lifecycle Retirement Portfolio	MONEY MARKET
Lifestyle Aggressive Portfolio	Money Market Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio	CLOSED - END
Lifestyle Growth Portfolio	Bank and Thrift Opportunity Fund
Lifestyle Moderate Portfolio	Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Small Cap Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

8200A 10/07
12/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $47,900 for the fiscal year ended October 31, 2007 (broken out as follows: John Hancock Growth Trends Fund - $17,050, John Hancock Small Cap Fund - $15,850 and John Hancock Technology Leaders Fund - $15,000) and $47,900 for the fiscal year ended October 31, 2006 (broken out as follows: John Hancock Growth Trends Fund - $17,050, John Hancock Small Cap Fund - $15,850 and John HancockTechnology Leaders - $15,000. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $6,150 for the fiscal year ended October 31, 2007 (broken out as follows: John Hancock Growth Trends Fund - $2,150, John Hancock Small Cap Fund - $2,000 and John Hancock Technology Leaders Fund - $2,000) $6,150 for the fiscal year ended October 31, 2006 (broken out as follows: John Hancock Growth Trends Fund - $2,150, John Hancock Small Cap Fund - $2,000 and John Hancock Technology Leaders Fund - $2,000). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,409,319 for the fiscal year ended October 31, 2007, and $520,432 for the fiscal year ended October 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders October recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Equity Trust

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 19, 2007

By: /s/ Charles A. Rizzo ------------------------------------- Charles A. Rizzo Chief Financial Officer Date: December 19, 2007